UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: August 19, 2024
(Date of earliest event reported)
_________________________________________
BOWFLEX INC.
(Exact name of registrant as specified in its charter)
__________________________________________

Washington	001-31321	94-3002667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2114 Main Street, Suite 100-341
Vancouver, Washington 98660
(Address of principal executive offices, including zip code)

(360) 585-8592
(Registrant's telephone number, including area code)

Nautilus, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: N/A

BOWFLEX INC.
FORM 8-K

Item 1.03	Bankruptcy or Receivership.

As previously reported, on March 4, 2024, BowFlex Inc. (the “Company” or the “Debtor”) and its debtor affiliate (together, the “Company Parties” or the “Debtors”) filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code 11 U.S.C. §§ 101–1532 (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of New Jersey (the “Bankruptcy Court”), thereby commencing chapter 11 cases for the Debtors (the “Chapter 11 Cases”). The Chapter 11 Cases are jointly administered under the lead Debtor’s case In re BowFlex Inc., et al., Case No. 24-12364. Since that time, the Debtors have operated as debtors in possession under the Bankruptcy Code.

The Debtors, with the assistance of their advisors, have sold substantially all of their assets pursuant to orders of the Bankruptcy Court. The Debtors’ sole remaining assets include the equity interests in the subsidiaries of Debtor BowFlex Inc., certain causes of action, letters of credit, deposits, tax refunds, holdbacks, and restricted and unrestricted cash.

On August 19, 2024, the Bankruptcy Court entered the Findings of Fact, Conclusions of Law, and Order Confirming the Second Amended Joint Chapter 11 Plan of Liquidation of BowFlex Inc. and Its Debtor Affiliate [Docket No. 614] (the “Confirmation Order”). Attached to the Confirmation Order as an exhibit is the Second Amended Joint Chapter 11 Plan of Liquidation of BowFlex Inc. and Its Debtor Affiliate (the “Plan”), previously filed in the Chapter 11 Cases at [Docket No. 607]. The confirmation of the Plan will serve to conclude the Debtors’ responsibilities in the Chapter 11 Cases upon the effective date of the Plan, which is expected to be on or about August 23, 2024 (the “Effective Date”).

At that time, the following will occur pursuant to the terms of the Plan: (a) title to all of the Debtors’ remaining assets will transfer to a liquidation trust established under an agreement establishing such trust (the “Liquidating Trust Agreement”) for the benefit of the Debtors’ general unsecured creditors (the “Liquidating Trust”); and (b) all responsibilities and duties on behalf of the Debtors and their estates will pass to UMB Bank, N.A. as liquidating trustee under the Liquidating Trust (the “Liquidating Trustee”). In addition, at that time, all officers and directors of the Debtors will be deemed to have completed their responsibilities and have resigned.

The Liquidating Trust’s duties will include, among other things: (a) maintaining the Liquidating Trust; (b) reviewing and, if appropriate, objecting to claims; (c) liquidating remaining assets; (d) distributing any net liquidation proceeds to creditors if and when available; (e) prosecuting certain retained causes of action; and (f) related tasks concerning the winding up of the Debtors’ affairs and corporate existence, and closing of the Chapter 11 Cases.

The Plan is a liquidating plan, such that all remaining assets of the Debtors will be liquidated into cash proceeds, to the extent practicable, by the Liquidating Trust under the supervision of the Bankruptcy Court, and distributed by the Liquidating Trust according to the priorities established under the law, which are set forth in detail in the Plan, the Confirmation Order, and the Liquidating Trust Agreement. In summary, these priorities require that no junior class of claims can receive any distribution until all senior classes have been paid in full. Shareholders of the Company are not entitled to receive any distribution until all creditors have been paid in full. It is not anticipated that the Debtors’ creditors will be paid in full, and therefore, the Company’s shareholders are not expected to receive any distributions from the Liquidating Trust. As set forth in Sections III.B and IV.G of the Plan and Paragraph 70 of the Confirmation Order, interests in Debtor BowFlex Inc. shall be canceled, released, and extinguished, and will be of no further force or effect, and interests in Debtor New Jersey New Jersey LLC shall be reinstated for administrative convenience or canceled and released.

The Liquidating Trust, acting through the Liquidating Trustee, will examine certain potential causes of action, and make its independent determination whether to prosecute, settle and/or abandon any and all such potential claims. The value of any claims is currently unknown. The total amount of any future distributions to the Debtors’ creditors is presently unknown.

The Liquidating Trustee provides, among other things, corporate trust services. Its website is https://www.umb.com/. The contents of such website are not incorporated herein.

Upon the confirmation of the Plan, the Company had 75,000,000 shares of common stock, no par value per share, authorized, and 36,411,534 shares issued and outstanding. As noted above, on the Effective Date, all shares of the Company’s common stock, and any rights to acquire shares of the Company’s common stock, together with any other equity securities of the Company, will be extinguished without consideration paid to the shareholders and other holders thereof. This is the last filing that the Company anticipates making with the Securities and Exchange Commission (“SEC”). The Company filed a Form 15 with the SEC on April 25, 2024, to terminate its future filing obligations with the SEC.

The foregoing description of the terms of the Confirmation Order and the Plan does not purport to be a complete description of all of terms of the Confirmation Order and the Plan (a copy of which is an exhibit thereto), and is qualified in its entirety by reference to the full text of such documents, copies of which are attached to this report and incorporated herein by reference. All filings in the Chapter 11 Cases may be obtained from PACER on the Bankruptcy Court’s website at https://ecf.njb.uscourts.gov/ (PACER login and password required) or on the Debtors’ case website at https://dm.epiq11.com/case/BowFlex/. Such information is not incorporated by reference into this report.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements (statements which are not historical facts) within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, express or implied forward-looking statements relating to the Company’s statements regarding the Company’s Chapter 11 Cases, the liquidation process, the Bankruptcy Court’s entry of the Confirmation Order, the Bankruptcy Court’s confirmation of the Plan and the timing thereof, the liquidation of all remaining assets of the Debtors and the proceeds therefrom, and whether the Debtors’ creditors will be paid in full and whether the Company’s shareholders are expected to receive any distributions, among other matters. You are cautioned that such statements are not guarantees of future performance and that our actual results may differ materially from those set forth in the forward-looking statements. All of these forward-looking statements are subject to risks and uncertainties that may change at any time. Factors that could cause the Company’s actual expectations to differ materially from these forward-looking statements also include: risks inherent in the bankruptcy process, including the outcome of the Chapter 11 Cases, Confirmation Order and Plan. The Company may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements, and you should not place undue reliance on its forward-looking statements. Additional assumptions, risks and uncertainties that could cause actual results to differ materially from those contemplated in these forward-looking statements are described in detail in our registration statements, reports and other filings with the Securities and Exchange Commission, including the “Risk Factors” set forth in our Annual Report on Form 10-K, as supplemented by our quarterly reports on Form 10-Q. Such filings are available at www.sec.gov. We undertake no obligation to publicly update or revise forward-looking statements to reflect subsequent developments, events, or circumstances, except as may be required under applicable securities laws.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
2.1	Findings of Fact, Conclusions of Law, and Order Confirming the Second Amended Joint Chapter 11 Plan of Liquidation of BowFlex Inc. and Its Debtor Affiliate, entered August 19, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOWFLEX INC.
(Registrant)

August 20, 2024	By:	/s/ Robert D. Hoge
Date		Robert D. Hoge
General Counsel and Chief Wind-Down Officer
(Principal Financial Officer)